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                                                                   EXHIBIT 10.49

THE WARRANT EVIDENCED BY THIS AGREEMENT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF SUCH WARRANT HAVE NOT BEEN REGISTERED UNDER STATE OR FEDERAL SECURITIES LAWS. THIS WARRANT AGREEMENT MAY NOT BE TRANSFERRED EXCEPT AS PROVIDED IN SECTION 3 BELOW. THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THE WARRANT MAY NOT BE OFFERED OR SOLD, PLEDGED (EXCEPT A PLEDGE PURSUANT TO THE TERMS OF WHICH ANY OFFER OR SALE UPON FORECLOSURE WOULD BE MADE IN A MANNER THAT WOULD NOT VIOLATE THE REGISTRATION PROVISIONS OF FEDERAL OR STATE SECURITIES LAWS) OR OTHERWISE DISTRIBUTED FOR VALUE, NOR MAY THE SHARES OF COMMON STOCK ISSUED UPON EXERCISE OF THE WARRANT BE TRANSFERRED ON THE BOOKS OF THE COMPANY, WITHOUT AN OPINION OF COUNSEL, CONCURRED IN BY COUNSEL FOR THE COMPANY, THAT NO VIOLATION OF SAID REGISTRATION PROVISIONS WOULD RESULT THEREFROM.

                               WARRANT AGREEMENT
                               -----------------

          THIS AGREEMENT is entered into as of the 14th day of May, 1997 (the "Date of Issuance") between CARVER CORPORATION, a Washington corporation (the "Company"), and CLAES LARSSON ("Holder").

                                   AGREEMENT

     NOW, THEREFORE, the Company hereby issues, for good and valuable consideration, to Holder this warrant to purchase, upon the terms and conditions set forth herein, Ninety Thousand (90,000) shares (the "Shares") of common stock ("Common Stock") in the Company (the "Warrant").

     EXERCISE PRICE.  The "Exercise Price" for the Warrant shall be $1.375 per
     ---------------
share of Common Stock, subject to adjustment as provided for in Section 6.


     VESTING.  The Warrant is fully vested and immediately exercisable.
     --------

     TRANSFER OF WARRANT.  Subject to the provisions of paragraphs 4 and 8
     --------------------
hereof and the receipt of prior written consent of the Company, the Warrant and all rights hereunder are transferable, in whole or in part, by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant properly endorsed. Each taker and holder of this Warrant, by taking and holding the same, consents and agrees that the bearer of this Warrant, when endorsed, may be treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant, or to the hereof on the books of the Company, any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered holder hereof as the owner for all purposes.


     INVESTMENT INTENT.  By accepting the Warrant, Holder represents and agrees
     ------------------
for himself and all persons who acquire rights in the Warrant through Holder, that none of the shares of Common

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Stock purchased upon exercise of the Warrant will be distributed in violation of applicable federal and state laws and regulations. If requested by the Company, Holder shall furnish evidence satisfactory to the Company (including a written and signed representation letter and a consent to be bound by all transfer restrictions imposed by applicable law, legend condition or otherwise) to that effect, prior to delivery of the purchased shares of Common Stock.


     TERMINATION OF WARRANT.  The Warrant shall terminate, to the extent not
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previously exercised, five (5) years from the Date of Issuance.


     STOCK. In the case of any stock split, stock dividend or like change in the
     ------
nature of shares covered by this Agreement, the number of shares and Warrant price shall be proportionately adjusted as set forth below:

          Stock Dividend, Reorganization or Liquidation.

In case the Company shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, or (iv) issue shares of Common Stock upon conversion of Series A Cumulative Convertible Preferred Stock at a conversion rate which provides for the issuance of a greater number of shares than provided by the conversion rate of Series A Cumulative Convertible Preferred Stock as originally issued, the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination, reclassification or issuance shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action, and the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such action. Such adjustment shall be made successively whenever any event listed above shall occur.

If the Company is liquidated or dissolved, the Company may allow the Holders of any outstanding Warrants to exercise all or any part of the portion of the Warrants held by them; provided, however, that such Warrants must be exercised prior to the effective date of such liquidation or dissolution. If the Warrant holders do not exercise their Warrants prior to such effective date, each outstanding Warrant shall terminate as of the effective date of the liquidation or dissolution.

The foregoing adjustments in the shares subject to Warrants shall be made by the Company, or by any successor to the Company, or by the applicable terms of any assumption or substitution document.

The issuance of this Warrant shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge, consolidate or dissolve, to liquidate or to sell or transfer all or any part of its business or assets.

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     EXERCISE OF WARRANT.
     --------------------

          CASH PAYMENT. Each exercise of the Warrant shall be by means of delivery of a Notice of Election to Exercise (which may be in the form attached hereto as Exhibit A) to the Secretary of the Company at its principal executive office, specifying the number of shares of Common Stock to be purchased and accompanied by payment in cash, or by certified or cashier's check payable to the order of the Company, of the full exercise price for the Common Stock to be purchased or by payment method as specified in Section 7(b) below.

          Cashless Exercise.
          ------------------

In addition to and without limiting the rights of the holder of this Warrant under the terms of this Warrant, the Holder of this Warrant shall have the right (the "Conversion Right") to convert this Warrant or any portion thereof into shares of Common Stock as provided in this Section 7(b) at any time or from time to time and prior to its expiration, subject to the restrictions set forth in paragraph (b)(3) below. Upon exercise of the Conversion Right with respect to a particular number of shares subject to this Warrant (the "Converted Warrant Shares"), the Company shall deliver to the holder of this Warrant, without payment by the holder of any exercise price or any cash or other consideration, that number of shares of Common Stock equal to the quotient obtained by dividing the Net Value (as hereinafter defined) of the Converted Warrant Shares by the fair market value (as defined in paragraph (b)(4) below) of a single share of Common Stock, determined in each case as of the close of business on the Conversion Date (as hereinafter defined). The "Net Value" of the Converted Warrant Shares shall be determined by subtraction the aggregate warrant purchase price of the Converted Warrant Shares from the aggregate fair market value of the Converted Warrant Shares. No fractional shares shall be issuable upon exercise of the Conversion Right, and if the number of shares to be issued in accordance with the foregoing formula is other than a whole number, the Company shall pay to the holder of this Warrant an amount in cash equal to the fair market value of the resulting fractional share.

The Conversion Right may be exercised by the holder of this Warrant by the surrender of this Warrant at the principal office of the Company together with a Notice of Election to Exercise (which may be in the form attached hereto as Exhibit A) specifying that the Holder thereby intends to exercise the Conversion Right and indicating the number of shares subject to this Warrant which are being surrendered (referred to in paragraph (b)(1) above as the Converted Warrant Shares) in exercise of the Conversion Right. Such conversion shall be effective upon receipt by the Company of this Warrant together with the aforesaid documents, or on such later date as is specified therein (the "Conversion Date"), but not later than the expiration date of this Warrant. Certificates for the shares of Common Stock issuable upon exercise of the Conversion Right, together with a check in payment of any fractional share and, in the case of a partial exercise, a new warrant evidencing the shares remaining subject to this Warrant, shall be issued as of the Conversion Date and shall be delivered to the holder of this Warrant promptly following the Conversion Date.

In the event the Conversion Right would, at any time this Warrant remains outstanding, be deemed by the Company's independent certified public accountants to give rise to a charge to the Company's earnings for financial reporting purposes, then the Conversion Right shall automatically terminate upon the Company's written notice to the holder of this Warrant of such adverse accounting treatment.

For purposes of this Section 7(b), the "fair market value" of a share of Common Stock as of a particular date shall be, if the Common Stock is publicly traded, the last sales price (or, if no last sales price is

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reported, the average of the high bid and low asked prices) for a share of
Common Stock on that day (or, if that day is not a trading day, on the next preceding trading day), as reported by the principal exchange on which the Common Stock is listed, or, if the Common Stock is publicly traded but not listed on an exchange, as reported by The Nasdaq Stock Market, or if such prices or quotations are not reported by The Nasdaq Stock Market, as reported by any other available source of prices or quotations. If none of the foregoing applies, the "fair market value" shall be determined by the Board of Directors of the Company in good faith.

          Taxes.  Holder agrees that he will also pay to the Company the amount
          -----
necessary for the Company to satisfy its withholding obligations under the Code, if any.

     HOLDER ACKNOWLEDGMENTS.  Holder acknowledges that he has read and
     -----------------------
understands the terms of this Warrant, and that:

          The issuance of shares of Common Stock pursuant to the exercise of the Warrant, and any resale of the shares of Common Stock, may only be effected in compliance with applicable state and federal laws and regulations and that Holder may be required to execute and deliver representations and warranties to that effect prior to the exercise of any portion of the Warrant;

          Holder is not entitled to any rights as a shareholder with respect to any shares of Common Stock issuable hereunder until Holder becomes a shareholder of record;

          The shares of Common Stock subject hereto may be adjusted in the event of certain changes in the capital structure of the Company; and

          As a condition to the exercise of the Warrant, Holder may be required to make such arrangements as the Company requires for the satisfaction of any federal, state or local withholding tax obligations.

     PROFESSIONAL ADVICE.  The acceptance and exercise of the Warrant and the
     --------------------
sale of Common Stock issued pursuant to the exercise of the Warrant may have consequences under federal and state tax and securities laws which may vary depending on the individual circumstances of Holder. Accordingly, Holder acknowledges that Holder has been advised to consult his personal legal and tax advisors in connection with this Agreement and Holder's dealings with respect to the Warrant or the Common Stock.

     REGISTRATION RIGHTS.  If on or before December 31, 1999, the Company
     --------------------
proposes to register any of its shares of Common Stock under the Securities Act of 1933, as amended (the "Securities Act") in connection with an underwritten public offering of such Common Stock for the account of the Company solely for cash on a form that would also permit registration of the shares of Common Stock issued upon exercise of this Warrant (the "Warrant Shares"), it will promptly give written notice to Holder of its intention to do so and, upon the written request of Holder given within twenty (20) days after receipt of any such notice (which request shall specify the number of Warrant Shares desired to be included in such underwritten public offering by Holder), the Company will use its reasonable best efforts to cause all Shares requested by Holder to be included in such registration to be registered to permit their inclusion in such underwritten public offering; provided, however, that the Company shall not be required to cause any Warrant Shares to be so registered or included or to give notice of registration if in the underwriters' opinion the inclusion will jeopardize the success of the offering of

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shares of Common Stock by the Company or if the registration is being effected pursuant to a contractual demand right of any person which precludes the inclusion of any of the Warrant Shares in such registration or public offering. If some but not all shares of Common Stock with respect to which the Company shall have received requests for registration pursuant to piggyback registration rights granted hereunder or pursuant to any other agreement shall be excluded from such registration, the Company shall make appropriate allocation of shares to be registered among all holders of Common Stock having a contractual right to register their shares and at the time desiring to register their shares pro rata in the proportion that the number of shares of Common Stock held by each such holder bears to the total number of shares of Common Stock held by all such holders then desiring to have their shares registered for sale. With respect to the Shares so included, Holder shall bear the cost of any underwriting discount or selling expenses for the sale of such Shares and the cost of the attorneys' fees for Holder's own attorney, if any, and the Company shall bear all other costs and expenses of the registration, including attorneys and accountants fees, printing costs, SEC and blue sky filing fees and transfer agent fees and expenses. the Company shall not be required under this section to include any of the Warrant Shares in an underwriting of shares unless Holder (i) accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, assuming normal and customary underwriting terms and (ii) furnishes to the Company such information regarding itself as shall be reasonably required to effect the registration of the Shares. The rights granted pursuant to this paragraph may not be assigned by Holder without the Company's prior written consent. Holder hereby agrees that it shall not, to the extent required by the Company and the underwriter of the offering giving rise to piggyback rights hereunder sell or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any shares of Common Stock during the one-hundred-eighty day period following the effective date of a registration statement filed by the Company under the Securities Act with respect to such offering. The Company retains the right in its sole discretion to abandon or withdraw any registration statement at any time.


     NOTICES: All notices and other communications called for or required by
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this Agreement shall be in writing and shall be addressed to the parties at their respective addresses stated below or to such other address as a party may subsequently specify by written notice and shall be deemed to have been received
(i) upon delivery in person, (ii) five days after mailing it by U.S. certified or registered mail, return receipt requested and postage prepaid, or (iii) two days after depositing it with a commercial overnight carrier which provides written verification of delivery:


  To the Company:  Carver Corporation
                   PO Box 137
                   Woodinville, Washington  98072-0137
                   Attention: President

  To Holder:       Claes Larsson
                   11 Overlook Drive
                   Port Washington, New York 11050

     GOVERNING LAW.  This Agreement shall be governed by and construed in
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accordance with the laws of the State of Washington without giving effect to principles of conflicts of laws.

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     ENTIRE AGREEMENT. This Warrant, comprises the entire understanding between
     -----------------
the Company and Holder, supersedes any oral agreements on the subject matter hereof. This Agreement may not be amended or modified except in a writing signed by both parties.

Holder

/s/ Claes Larsson
-----------------
Claes Larsson


Carver Corporation

By: /s/ John P. World
    -----------------
Name:John P. World
     -------------
Title:Executive Vice President

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                                   Exhibit A
                                   ---------


                        Notice of Election to Exercise
                        ------------------------------

          This Notice of Election to Exercise shall constitute proper notice pursuant to Section 7 of that certain Warrant Agreement (the "Agreement") dated as of June __, 1997 between Carver Corporation (the "Company") and the undersigned.

          The undersigned hereby elects to exercise Holder' Warrant to purchase _______________ shares of the common stock of the Company at a purchase price of $___________ per share, for aggregate consideration of $___________, on the terms and conditions set forth in the Agreement. Such aggregate consideration, in the form specified in Section 7 of the Agreement, accompanies this Notice.

          The undersigned has executed this Notice this ____ day of ________________, ______.


                              ___________________________________
                              Name Typed or Printed

                              ___________________________________
                              Signature